Exhibit 10.1
                                                                    ------------



                Summary of Compensation to Non-Employee Directors
                -------------------------------------------------


     On December 8, 2005, the Board of Directors of Cheniere Energy, Inc. (the "Company"), on the recommendation of the Compensation Committee, determined to compensate the Company's non-employee directors for the period from May 2005 through May 2006 100% in restricted stock as follows:



                                                    2005 Restricted
         Director                                     Stock Grant
     -------------------                           -----------------
     Nuno Brandolini                                  3,463 shares
     Keith F. Carney                                  4,156 shares
     Paul J. Hoenmans                                 3,463 shares
     David B. Kilpatrick                              4,156 shares
     J. Robinson West                                 3,463 shares